EXHIBIT 10


                        CONSENT OF INDEPENDENT CHARTERED
                                   ACCOUNTANTS



We consent to the use in this Annual Report (Form 20-F) of Frisco Bay Industries Ltd. of our report dated May 11, 2001 with respect to the Company's consolidated financial statements for the year ended January 31, 2001.

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Frisco Bay Industries Ltd. Stock Incentive Plan of Frisco Bay Industries Ltd. of our report dated May 11, 2001, with respect to the consolidated financial statements and schedule of Frisco Bay Industries Ltd included in this Annual Report (Form 20-F) for the year ended January 31, 2001.



                                         /s/ Ernst & Young LLP



Montreal, Canada,
July 24, 2001                                Chartered Accountants